UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2013 (November 5, 2013)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices, including zip code)

(562) 733-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 5, 2013, HCP, Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the representatives of the several underwriters named therein (the “Underwriters”) relating to the sale by the Company of $800 million aggregate principal amount of 4.250% senior unsecured notes due 2023 (the “Notes”).  On November 12, 2013, the Company completed its underwritten public offering of the Notes (the “Offering”).  The net proceeds of the Offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $789 million, which the Company intends to use to pay at maturity the $400 million aggregate principal amount outstanding of its 5.65% Senior Notes due December 15, 2013, plus accrued and unpaid interest to the date of maturity, and to use the remaining net proceeds to repay amounts outstanding under its bank line of credit and for general corporate purposes.  Additional details related to this Offering may be found in the Prospectus Supplement, dated November 5, 2013 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission (the “Commission”) on November 6, 2013.

The Notes are governed by the terms of the Indenture, dated November 19, 2012 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 19, 2012, as supplemented by the Second Supplemental Indenture, dated November 12, 2013, between the Company and the Trustee (the “Supplemental Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on November 15, 2023, and the Company will pay interest on the Notes semi-annually on May 15 and November 15, beginning on May 15, 2014.  The Notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior unsecured indebtedness.

The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the “make-whole” amounts applicable to the Notes to be redeemed as set forth in the in the section titled “Description of the Notes — Optional Redemption” in the Prospectus Supplement.  In addition, the Notes are redeemable at a redemption price equal to 100% of the principal amount to be redeemed 90 days or fewer before their maturity.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (333-182824), originally filed with the Commission on July 24, 2012.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the form of the Notes.  Copies of the Supplemental Indenture and the form of the Notes are filed as exhibits hereto, and a copy of the Base Indenture has been previously filed, and each is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement by and between the Company and the Underwriters, dated November 5, 2013
4.1

Indenture, dated November 19, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-08895) filed November 19, 2012)

4.2	Second Supplemental Indenture, dated November 12, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.3	Form of 4.250% Senior Notes due 2023 (included in Exhibit 4.2)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Press Release, dated November 5, 2013
99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement by and between the Company and the Underwriters, dated November 5, 2013
4.1

Indenture, dated November 19, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-08895) filed November 19, 2012)

4.2	Second Supplemental Indenture, dated November 12, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.3	Form of 4.250% Senior Notes due 2023 (included in Exhibit 4.2)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Press Release, dated November 5, 2013
99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)